EXHIBIT 99.2

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Haim Tsuff the undersigned’s true and lawful attorneys-in-fact to, as applicable:

(1)
execute for and on behalf of the undersigned Schedules 13D in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the “Exchange Act”) and Forms 3, 4 and 5 in accordance with Section 16 of the Exchange Act;

(2)
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or Form 3, 4 or 5, complete and execute any amendment or amendments thereto, and timely file such forms with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)
execute for and on behalf of the undersigned all Joint Filing Agreements or similar agreements pursuant to which the undersigned shall agree to jointly file Schedules 13D as a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.

   This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

[Remainder of Page Blank; Signatures on Following Page]

IN WITNESS WHEREOF the undersigned has caused this Power of Attorney to be executed this 3rd day of April, 2014.

NAPHTHA HOLDING LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Director

By: /s/ NOA LENDNER
Noa Lendner
General Counsel and Corporate Secretary

NAPHTHA ISRAEL PETROLEUM CORPORATION LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Chairman of the Board

By: /s/ NOA LENDNER
Noa Lendner
General Counsel and Corporate Secretary

I.O.C. ISRAEL OIL COMPANY, LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Director

By: /s/ NOA LENDNER
Noa Lendner
General Counsel and Corporate Secretary

ISRAMCO OIL & GAS LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Chairman of the Board

By: /s/ NOA LENDNER
Noa Lendner
General Counsel and Corporate Secretary

ISRAMCO NEGEV 2 LP

By:  ISRAMCO OIL & GAS LTD., its general partner

By: /s/ HAIM TSUFF
Haim Tsuff
Chairman of the Board

By: /s/ NOA LENDNER
Noa Lendner
General Counsel and Corporate Secretary

J.O.E.L. JERUSALEM OIL EXPLORATION LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Chairman of the Board

By: /s/ NOA LENDNER
Noa Lendner
General Counsel and Corporate Secretary

EQUITAL LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Chairman of the Board

By: /s/ NOA LENDNER
Noa Lendner
General Counsel and Corporate Secretary

YHK INVESTMENT LP

By: YHK GENERAL MANAGER LTD., its general partner

By: /s/ HAIM TSUFF
Haim Tsuff
Director

By: /s/ JOSEPH TSUFF
Joseph Tsuff
Director

YHK GENERAL MANAGER LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Director

By: /s/ JOSEPH TSUFF
Joseph Tsuff
Director

UNITED KINGSWAY LTD.

By: /s/ HAIM TSUFF
Haim Tsuff
Director